UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2026

Coherent Corp.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-39375	25-1214948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 Saxonburg Boulevard

Saxonburg, Pennsylvania 16056

(Address of Principal Executive Offices) (Zip Code)

(724) 352-4455

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	COHR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On March 2, 2026, Coherent Corp. (“Coherent” or the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with NVIDIA Corporation (“NVIDIA”), and Coherent completed the issuance and sale of 7,788,161 shares of the Company’s common stock, no par value (the “Shares”), pursuant to the Purchase Agreement, at a price of $256.80 per share for an aggregate purchase price of $2 billion in cash. The Shares were issued and sold to NVIDIA in a private placement relying upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

NVIDIA’s investment will support research and development initiatives, future capacity expansion, and operational capabilities, as Coherent expands its U.S.-based manufacturing footprint.

Item 7.01	Regulation FD Disclosure.

The Company’s press release, dated March 2, 2026, announcing the private placement contemplated by the Purchase Agreement and a collaboration between Coherent and NVIDIA under which NVIDIA has access to five additional Coherent product families related to co-packaged optics, enabling next-generation AI infrastructure is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is furnished and shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated March 2, 2026

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. The forward-looking statements in this Current Report involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. Forward-looking statements are also identified by words such as “expects,” “anticipates,” “intends,” “believes,” “plans,” “projects” or similar expressions.

The Company believes that all forward-looking statements made in this Current Report have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. These forward-looking statements include, but are not limited to, the following statements: the expansion of the supply relationship between the Company and NVIDIA and other statements that are not historical facts.

Factors that could cause actual results to differ materially from those discussed in the forward-looking statements herein include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the Purchase Agreement or the collaboration between the companies; (iii) litigation and any unexpected costs, charges or expenses resulting from the Purchase Agreement, the collaboration between the companies and the other transactions contemplated thereby; (iv) potential adverse reactions or changes to business relationships resulting from the announcement of the Purchase Agreement or the collaboration between the companies; and (v) the risks relating to forward-looking statements and other “Risk Factors” discussed in the

Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025 and the Company’s most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission for the quarter ended December 31, 2025, and additional risk factors that may be identified from time to time in future filings of the Company. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or developments, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coherent Corp.

Date: March 2, 2026	By:	/s/ Rob Beard
Rob Beard
Chief Legal & Global Affairs Officer